UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 27, 2018

Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES

(Exact name of registrant as specified in charter)

Illinois	1-2189	36-0698440
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (224) 667-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 — Submission of Matters to a Vote of Security Holders.

Abbott held its Annual Meeting of Shareholders on April 27, 2018.  The following is a summary of the matters voted on at that meeting.

(1)         The shareholders elected Abbott’s entire Board of Directors.  The persons elected to Abbott’s Board of Directors and the number of shares cast for, the number of shares withheld, and the number of broker non-votes, with respect to each of these persons, were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes

Robert J. Alpern, M.D.	1,310,927,186	19,098,268	226,634,924
Roxanne S. Austin	1,268,068,024	61,957,430	226,634,924
Sally E. Blount, Ph.D.	1,318,171,199	11,854,255	226,634,924
Edward M. Liddy	1,295,334,980	34,690,474	226,634,924
Nancy McKinstry	1,317,659,954	12,365,500	226,634,924
Phebe N. Novakovic	1,305,047,201	24,978,253	226,634,924
William A. Osborn	1,288,267,458	41,757,996	226,634,924
Samuel C. Scott III	1,288,857,580	41,167,873	226,634,924
Daniel J. Starks	1,317,385,198	12,640,256	226,634,924
John G. Stratton	1,320,912,106	9,113,348	226,634,924
Glenn F. Tilton	1,266,616,454	63,409,000	226,634,924
Miles D. White	1,262,425,572	67,599,882	226,634,924

(2)         The shareholders ratified the appointment of Ernst & Young LLP as Abbott’s auditors.  The number of shares cast in favor of the ratification of Ernst & Young LLP, the number against, the number abstaining, and the number of broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
1,540,591,644	13,002,291	3,066,443	0

(3)         The shareholders voted to approve the compensation of Abbott’s named executive officers listed in the proxy statement for the 2018 annual meeting, with 78.28 percent of the votes cast voting “For” the proposal.  The shareholder vote is advisory and non-binding. The number of shares cast in favor of approval, the number against, the number abstaining, and the number of broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
1,041,167,404	279,530,367	9,327,683	226,634,924

(4)         The shareholders rejected a shareholder proposal requesting that Abbott’s Board of Directors adopt a policy that the Board Chairman be an independent director, with 30.76 percent of the votes cast voting “For” the proposal.  The number of shares cast in favor of the shareholder proposal, the number against, the number abstaining, and the number of broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
409,080,027	912,026,962	8,918,465	226,634,924

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

Date: April 30, 2018	By:	/s/ Brian B. Yoor
Brian B. Yoor
Executive Vice President, Finance
and Chief Financial Officer